UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

____________________________________

Date of Report (Date of earliest event reported): June 15, 2017

MEDIAN GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Texas	5813	75-3016844
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17.1, Level 17, Tower 2,Bank Rakyat Twin Tower, No. 33, Jalan Rakyat, 50470 Kuala Lumpur, Malaysia	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	Tel: +603 2714 2020 Fax: +603 2714 2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Completion of Acquisition or Disposition of Assets, Issuance of Unregistered Shares

Item 2.01. Completion of Acquisition or Disposition of Assets

The Acquisition

As announced in the Form 8K filed on June 5, 2017, Median Group Inc. ("MGI" or the “Company”) ("Purchaser" or “Registrant”) and GNS Technology Co., Ltd (“GNS Korea”) and Kim Chulwoo (“KC”) (jointly referred to as the "Vendors") entered into a conditional Sale and Purchase Agreement ("SP Agreement") for the Registrant to acquire 51% equity interests in GNS Technology (M) Sdn Bhd (“GNS Malaysia”) from the Vendors.

As set out in the SP Agreement dated May 29, 2017 the Registrant shall pay the Vendors for 51% interests in GNS Malaysia by the issuance of 166,666,667 new shares (“Consideration Shares”) of the Registrant as the Sale Consideration upon the terms and subject to the conditions set forth in the SP Agreement.

On June 15, 2017, following fulfillment of all the conditions set forth in and otherwise in accordance with the terms of the SP Agreement, this acquisition transaction was consummated and GNS Malaysia became a subsidiary of the Registrant. As a result of the closing of the SP Agreement, the Company will diversify our business plans to pursue the business of provision of network design, construction and maintenance services for fiber optics backbone and Fiber-to-the-Home (“FTTH”) broadband services in addition to the Company’s principal activities of provision of mobile service and technology provider focusing on mobile communications and applications, financial technology and services (“Fintech”) in addition to digital market place to closed-group communities

The SP Agreement includes customary representations, warranties and covenants made by us, the Vendor and GNS Malaysia as of specific dates. The SP Agreement should not be read alone, but should instead be read in conjunction with the other information regarding us and our business that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, and other documents that we file with the Securities and Exchange Commission (the "SEC"). The description of the SP Agreement set forth herein is qualified in its entirety by reference to the full text of the SP Agreement, which is filed as an Exhibit 2.1 hereto and is incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities

As more fully described in Item 2.01 above, on June 21, 2017, we issued a total of 166,666,667 shares of our common stock to the Vendors. Reference is made to the disclosures set forth under Item 2.01 of this Form 8-K, which disclosures are incorporated herein by reference.

The issuance of the common stock to the Vendors pursuant to the SP Agreement was exempt from registration in reliance upon Regulation D and/or Regulation S of the Securities Act as the investors are "accredited investors," as such term is defined in Rule 501(a) under the Securities Act and in offshore transactions (as defined in Rule 902 under Regulation S of the Securities Act), such determination based upon representations made by such investors.

Exhibit Number 2.1	Description of Exhibit Included by reference to the Form 8K issued on June 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2017	MEDIAN GROUP INC.

By: /s/ ANDREW HWAN LEE
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Name: ANDREW HWAN LEE
Title: President, Chief Executive Officer, Director